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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the company's previously filed S-8 Registration Statement File Nos. 333-69697, 333-77027, 333-96295 and 333-55936.

Arthur Andersen LLP

Vienna, Virginia
March 29, 2001